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EXHIBIT 10.8

                               eB2B COMMERCE, INC.

         SUBSCRIPTION AGREEMENT made as of this ____ day of November, 1999 between eB2B Commerce, Inc., a corporation organized under the laws of the State of Delaware with offices at 29 West 38th Street, 4th Floor, New York, New York 10018 (the "Company"), and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue a minimum of 40 (the "Minimum Offering") and a maximum of 100 (the "Maximum Offering") units ("Units") in a private placement, each Unit consisting of: (i) 25,000 shares (the "Preferred Shares") of Series B Convertible Preferred Stock (the "Preferred Stock"), each Preferred Share convertible into one share of the Company's common stock, $.001 par value (the "Common Stock") as described in the Certificate of the Designations, Powers, Preferences and Rights attached as Exhibit D to the Confidential Private Placement Memorandum dated November 1, 1999 (together with all the Exhibits and supplements thereto, the "Memorandum"); and (ii) seven-year warrants (the "Warrants") to purchase 11,364 shares of Common Stock in the form included in the form of Warrant Agreement (the "Warrant Agreement") attached as Exhibit C to the Memorandum on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the number of Units set forth on the signature page hereof;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $250,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to "United States Trust Company of New York, as Escrow Agent for eB2B Commerce, Inc." or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The Preferred Shares and Warrants will be delivered by the Company within 10 days following the consummation of this offering as set forth in
Article III hereof.

                  1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company has incurred substantial losses from operations; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investment in the Units is illiquid; and (iv) transferability of the securities comprising the Units is extremely limited, as well as other risk factors as more fully set forth in the Memorandum.

                  1.3 The Subscriber represents and warrants that he is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as exhibit 10.8 amended (the "Act"), as indicated by his responses to the Investor Questionnaire, and that he is able to bear the economic risk of an investment in the Units. The Subscriber further represents and warrants that the information furnished in the Investor Questionnaire is accurate and complete in all material respects.

                  1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities and that he recognizes the highly speculative nature of this investment.

                  1.5 The Subscriber acknowledges receipt and careful review of the Memorandum and all other documents furnished in connection with this transaction (collectively, the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the






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Company which he has requested or desires to know; and that such information and documents have, in his opinion, afforded the Subscriber all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

                  1.6 The Subscriber acknowledges that this offering of Units may involve tax consequences and that the contents of the Memorandum do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                  1.7 The Subscriber acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Preferred Shares and Warrants comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Preferred Shares or the Warrants unless they are registered under the Act or unless an exemption from such registration is available.

                  1.8 The Subscriber understands that there is no public market for the Company's securities. The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability, and that to date the Company is not subject to the reporting requirements of the Exchange Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, with the exception of certain registration rights set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Preferred Shares, the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares"), the Warrants or the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") (collectively, the "Securities") out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws").

                  1.9 The Subscriber hereby agrees that, without the prior written consent of Commonwealth Associates, L.P. (the "Placement Agent"), he will not sell, transfer or otherwise dispose of the Securities for one year after the Initial Closing and thereafter will not dispose of more than 25% of the Securities on a cumulative basis during each subsequent 90 day period thereafter (the "Lock-Up Period"); provided, however, that if the Company undertakes a Qualified Private Offering (as defined in the Warrant Agreement) or any public offering within the first 12 months of the Lock-Up Period, the Subscriber will not sell, transfer or otherwise dispose of the Securities for such period of time after such offering (not to exceed one year) as the managing underwriter or placement agent may request in writing and the Placement Agent may agree to. This restriction on transfer will apply to any securities issued in exchange for the Securities in any merger.

                  1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof, and to the issuance of stop transfer instructions with respect thereto.

                  1.11 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                  1.12 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered constitutes the legal,






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binding and enforceable obligation of the undersigned.

                  1.13 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                  1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Placement Agent, and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                  1.15 The Subscriber acknowledges that at such time as the Reserved Shares are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  1.16 The Subscriber acknowledges that the Maximum Offering may be increased by up to 32 Units ($8,000,000) without notice to Subscribers.

                  1.17 The Subscriber acknowledges that the Placement Agent and a committee to be designated by the Placement Agent whose members hold in the aggregate not less than 20% of the principal amount of the outstanding Preferred Shares or Warrants (the "Committee") may consent to any amendments, modifications or waivers with respect to the Preferred Shares or Warrants, thereby binding the Subscriber to any such amendment, modification or waiver. The Subscriber hereby authorizes the Placement Agent and the Committee to act on the Subscriber's behalf. The Subscriber agrees that neither the Placement Agent nor any of its directors, officers, employees or agents nor the Committee or any of its members shall be liable to any Subscriber for any action taken or omitted to be taken by it in connection therewith, except for wilful misconduct or gross negligence. The Subscriber acknowledges that one or more members of the Committee may be affiliated with the Placement Agent.

         II.      REPRESENTATIONS BY THE COMPANY

                  2.1 The Company represents and warrants to the Subscriber that prior to the consummation of this offering and at the Closing Date:

                           (a) The Company is a corporation duly organized,
existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

                           (b) The execution, delivery and performance of this
Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

                           (c) The Preferred Shares and Warrants have been duly
and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued and fully paid and non assessable.

                           (d) The Company will at all times have authorized and
reserved a sufficient number of Conversion Shares and Warrant Shares (collectively, the "Reserved Shares") to provide for conversion of the Preferred Shares and exercise of the Warrants.

                           (e) The Company has, to the best of its knowledge,
obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith; except where such failure to obtain such licenses, permits and other governmental authorizations necessary to the conduct of its business would not have a material adverse effect on the






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Company's business or financial condition.

                           (f) The Company knows of no pending or threatened
legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                           (g) The Company is not in violation of or default
under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Preferred Shares or the Warrants, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company's articles of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign; except where such violation or default would not have a material adverse effect on the Company's business or financial condition.

                           (h) The financial information contained in the
Memorandum presents fairly the financial condition of the Company as of the dates and for the periods indicated.

         III.     TERMS OF SUBSCRIPTION

                  3.1 The subscription period will begin as of November 1, 1999 and will terminate at 11:59 PM Eastern time on December 30, 1999, unless extended by the Company and the Placement Agent for up to an additional 30 days (the "Termination Date"). Such extension may be effected without notice to the Subscribers. Of the Units, 16 will be offered on a "best efforts-all or none" basis and the remaining Units will be offered on a "best efforts" basis.

                  3.2 As compensation for its services, the Placement Agent will receive: (i) a commission equal to 7% of the aggregate purchase price of the Units sold, except for up to $500,000 of Units which may be purchased by investors introduced by the Company or its officers or directors (the "Affiliate Units"); (ii) a structuring fee equal to 3% of the aggregate purchase price of the Units sold, except for the Affiliate Units; (iii) reimbursement of up to $50,000 of accountable expenses (including expenses incurred in connection with the Bridge Financing); and (iv) seven-year warrants (the "Agent's Warrants") to purchase that number of shares of Common Stock as equals 19.23% of the shares of Common Stock underlying the Preferred Shares and Warrants sold in the Minimum Offering, including any Affiliate Units or 19.69% in the event of the Maximum Offering. The Company shall also pay all expenses in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate, including legal fees and filing fees.

                  3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with United States Trust Company of New York. If the Company shall not have obtained subscriptions (including this subscription) for purchases of 40 Units for an aggregate purchase price of $10,000,000 on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If 40 Units are sold at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within five business days thereafter at an initial closing (the "Initial Closing"). In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent.

                  3.4 The Subscriber hereby authorizes and directs the Company to deliver certificates representing the securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Confidential Purchaser Questionnaire or (b) directly to the Subscriber's account maintained with the Placement Agent, if any.

                  3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.






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                  3.6 If the Subscriber is not a United States person, such
Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the securities comprising the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

         IV.      REGISTRATION RIGHTS

                  4.1 Demand Registration. Upon written request (the "Demand Notice") from either the Placement Agent or any record holder or holders of Securities (collectively, the "Holders") representing beneficial ownership of an aggregate of more than 50% of the Reserved Shares, the Company shall, at any time during the five year period commencing six months after the Company has completed an IPO or is otherwise subject to the reporting requirements of
Section 13 or Section 15 of the Exchange Act (the "Registration Rights Period"), prepare and file with the SEC by the later of (i) three weeks after receipt of the Demand Notice (five weeks if the Company is not then eligible to use Form S-3 for the resale of securities) or (ii) the first day of the Registration Rights Period, a registration statement under the Act covering the Reserved Shares which are the subject of such request and shall use its best efforts to cause such registration statement to become effective as soon thereafter as possible. In addition, upon the receipt of the Demand Notice, the Company shall promptly give written notice to all other record holders of Securities that such registration is to be effected. The Company shall include in such registration statement such Reserved Shares for which it has received written requests to register by such other record holders within 15 days after the delivery of the Company's written notice to such other record holders (all of such participating holders being referred to herein as the "Requesting Holders").

                  The obligation of the Company under this Section 4.1 shall be limited to one (1) registration statement and shall not apply to any Reserved Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Act. The Company shall pay the expenses described in Section
4.3 for the registration statement filed pursuant to this Section 4.1, except for underwriting discounts and commissions and legal fees of the Requesting Holders, which shall be borne by the Requesting Holders. In the event the Company fails to file the registration statement required hereunder within the time frame set forth above, the exercise price of the Warrants shall be reduced by 10% and shall be further reduced by 10% for each subsequent month that the registration statement has not been filed.

                  4.2 "Piggyback" Registration Rights. During the Registration Rights Period, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Securities. Upon the written request from any Requesting Holders, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Reserved Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Reserved Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Reserved Shares requested for inclusion pursuant to this Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Reserved Shares originally covered by a request for registration (the "Requested Stock") would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus







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excluded from the underwritten public offering shall be
withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                  The obligation of the Company under this Section 4.2 shall not apply to Reserved Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Act.

                  4.3 Registration Procedures. The Company will, upon due demand pursuant to the provisions of Sections 4.1 or 4.2:

                           (a) prepare and file with the SEC a registration
statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective;

                           (b) prepare and file with the SEC such amendments to
such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                           (c) furnish to the Holders participating in such
registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (d) use its best efforts to register or qualify the
securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (e) notify the Holders, promptly after it shall
receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (f) notify the Holders promptly of any request by the
SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (g) prepare and file with the SEC, promptly upon the
request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

                           (h) prepare and promptly file with the SEC and
promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           (i) advise the Holders, promptly after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         The Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Reserved Shares, including completion of customary questionnaires.

                  4.3      Expenses.





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                  (a) With respect to the registration required pursuant to
Sections 4.1 or 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes and the cost of their own counsel.

                  (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.3(a) above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

                  4.4      Indemnification.

                           (a) The Company will indemnify and hold harmless each
Holder of Reserved Shares which are included in a registration statement pursuant to the provisions of Section 4.1 or Section 4.2 hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                           (b) Each Holder of Reserved Shares included in a
registration pursuant to the provisions of Section 4.1 or Section 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

                           (c) Promptly after receipt by an indemnified party
pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         V.       MISCELLANEOUS

                  5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 29 West 38th Street, 4th Floor, New York, New York 10018, Attention: Chief Executive Officer and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address and notices sent from outside the continental United States, which shall be deemed to have been given when received.

                  5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to such states laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                  5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                  5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                  5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

         VI.      BLUE SKY LEGENDS

                  California The sale of securities which are the subject of this agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration for such securities prior to such qualification is unlawful, unless the sale of securities is exempt from qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The rights of all parties to this agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

                  Connecticut The undersigned acknowledges that the Securities have not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or exemption therefrom.

                  Pennsylvania The undersigned hereby acknowledges that the Issuer is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Securities to the undersigned.

                  In accordance with the requirements of Section 203(d) of the Pennsylvania Act, the undersigned hereby agrees not to sell his Securities within twelve (12) months from the date of purchase except pursuant to Section
204.01 of the Blue Sky Regulations of the Pennsylvania Securities Act of 1972. Additionally, the undersigned is aware of the right of withdrawal under Section 207(m) of the Act described in the cover pages of the Term Sheet.

                  Texas The undersigned hereby acknowledges that the Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

                  IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


     ------------------------------        ------------------------------------
     Signature of Subscriber                        Signature of Co-Subscriber


     ------------------------------        ------------------------------------
     Name of Subscriber                               Name of Co-Subscriber
       [please print]                                 [please print]


     ------------------------------        ------------------------------------
     Address of Subscriber                            Address of Co-Subscriber


------------------------------         ------------------------------------
Social Security or Taxpayer              Social Security or Taxpayer
Identification Number of Subscriber      Identification Number of Co-Subscriber


------------------------------
Subscriber's Account Number
at Commonwealth Associates


--------------------------------
Dollar Amount of Units Subscribed For

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD                Subscription Accepted:
Conduct Rules.
                                                 EB2B COMMERCE, INC.


                                                 ------------------------------
Name of NASD Member Firm                    By:
                                               -------------------------------
                                               Name: Peter J. Fiorillo
                                               Title: Chief Executive Officer
By
         ------------------------------
         Authorized Officer

                                     -------------------------------------------
                                     Dollar Amount of Unit Subscription Accepted